Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	24,460.71
Total Transaction Valuation	159,769,482.95
Total Offset Amount	0.00
Net Fee	$ 24,460.71